UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement	[ ]	Definitive Additional Materials

[ ]	Soliciting Materials Pursuant to §240.14a-12

Aspen Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Aspen Group, Inc.

276 Fifth Avenue, Suite 306

New York, New York, 10001

(212) 477-1210

To the shareholders of Aspen Group, Inc.:

We are pleased to invite you to attend the Annual Meeting of the Shareholders (the “Annual Meeting”) of Aspen Group, Inc., a Delaware corporation (the “Company”), which will be held at 1:00 p.m., local time on December 13, 2018 at Hotel Pennsylvania, 401 Seventh Avenue (at 33rd Street), New York, New York 10001, for the following purposes:

1.

Elect seven members of the Board of Directors for a one-year term expiring at the next annual meeting of shareholders;

2.

Approve Aspen Group, Inc. 2018 Equity Incentive Plan;

3.

Ratify the selection of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for fiscal year ending April 30, 2019; and

4.

Transact such other business as may properly come before the Annual Meeting.

The Company’s Board of Directors (the “Board”) has fixed the close of business on October 22, 2018 as the date (the “Record Date”) for a determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on December 13, 2018.

We mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended April 30, 2018, as amended by Amendment No. 1 on Form 10-K/A, on or about October 31, 2018. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended April 30, 2018, as amended, are available at: https://www.proxyvote.com.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at 12:45 p.m. Shares can be voted at the meeting only if the holder is present in person or is represented by valid proxy.

For admission to the meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the Record Date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you do not plan on attending the meeting, please vote your shares via the internet, by phone or by signing and dating the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

/s/ Michael Mathews
Michael Mathews
Chief Executive Officer

Dated: October 31, 2018

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Table of Contents

Page

Questions and Answers Regarding the Annual Meeting of Shareholders	1

Proposal 1. Election of Directors	5

Director Nominees	5

Executive Officers	7

Corporate Governance	8

Transactions with Related Persons	11

Executive Compensation	12

Director Compensation	16

Security Ownership of Certain Beneficial Owners and Management	17

Proposal 2. Approval of Aspen Group, Inc. 2018 Equity Incentive Plan	19

Proposal 3. Ratification of the Selection of Salberg & Company, P.A. as the Company’s Independent Registered Public Accounting Firm for Fiscal Year ending April 30, 2019	23

Audit Committee Report	23

Other Matters	25

Annex A Aspen Group, Inc. 2018 Equity Incentive Plan	A-1

i

Aspen Group, Inc.

276 Fifth Avenue, Suite 306

New York, New York, 10001

(212) 477-1210

ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being sent to the holders of shares of voting stock of Aspen Group, Inc., a Delaware corporation (“AGI” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2018 Annual Meeting of Shareholders of the Company which will be held at 1:00 p.m., local time on December 13, 2018 at Hotel Pennsylvania, 401 Seventh Avenue (at 33rd Street), New York, New York 10001 (the “Annual Meeting”). The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended April 30, 2018 (the “2018 Fiscal Year”), as amended by Amendment No. 1 on Form 10-K/A, is first being mailed to shareholders entitled to vote at the Annual Meeting on or about October 31, 2018.

Who is entitled to vote?

The Board has fixed the close of business on October 22, 2018 as the record date (the “Record Date”) for a determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 18,409,839 shares of common stock outstanding. Each share of the Company’s common stock represents one vote that may be voted on each matter that may come before the Annual Meeting. There are no shares of preferred stock that are entitled to vote.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Action Stock Transfer Corporation, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date. Please see below for instructions on how to vote at the Annual Meeting if your shares are held in street name.

How do I vote?

Record Holder

1.	Vote by Internet. The website address for internet voting is on your proxy card.
2.	Vote by phone. Call 702-544-0195 and follow the instructions on your proxy card.
3.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Attend and vote at the Annual Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Beneficial Owner (Holding Shares in Street Name)

1.	Vote by Internet. The website address for internet voting is on your proxy card.
2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

What constitutes a quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares of stock entitled to vote, as of the Record Date, are represented in person or by proxy. Shares owned by the Company are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are routine matters presented at the Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if the Company is unable to obtain a quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

Which proposals are considered “Routine” or “Non-Routine”?

Proposal 3 is routine.

Proposals 1 and 2 is non-routine.

What is a “broker non-vote”?

If your shares are held in street name, you must instruct the organization which holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” Broker non-votes do not count as a vote “FOR” or “AGAINST” any of the proposals submitted to a vote at the Annual Meeting.

If you are a shareholder of record, and you sign and return a proxy card without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. If your shares are held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization may generally vote at its discretion on routine matters, but not on non-routine matters. If you sign your proxy card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by the Board on any non-routine matter. See the note below and the following question and answer.

How many votes are needed for each proposal to pass, is broker discretionary voting allowed and what is the effect of an abstention?

Proposals		Vote Required	Broker Discretionary Vote Allowed	Effect of Abstentions and Broker Non-Votes on the Proposal
(1)	Elect seven members of the Board of Directors;	Plurality	No	None
(2)	Approve Aspen Group, Inc. 2018 Equity Incentive Plan;	Majority of the votes cast	No	None
(3)	Ratify the selection of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for fiscal year ending April 30, 2019.	Majority of the votes cast	Yes	None

What are the voting procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to the remaining proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your voting instruction form.

Is my proxy revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of the Company, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Aspen Group, Inc., 276 Fifth Avenue, Suite 306, New York, New York 10001, Attention: Corporate Secretary.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by the Company’s officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of the Company’s nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, then Mr. Michael Mathews, our Chief Executive Officer and Chairman of the Board, or Mr. Joseph Sevely, our Chief Financial Officer, are authorized to adjourn the Annual Meeting until a quorum is present or represented.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce the Company’s printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold the Company’s stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company’s Corporate Secretary at: Aspen Group, Inc., 276 Fifth Avenue, Suite 306, New York, New York 10001, Attention: Corporate Secretary.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company’s Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I have dissenters’ (appraisal) rights?

Appraisal rights are not available to the Company’s shareholders with any of the proposals brought before the Annual Meeting.

Can a shareholder present a proposal to be considered at the Annual Meeting?

For a shareholder proposal to be considered for inclusion in the Company’s Proxy Statement and proxy card for the next annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, (the “Exchange Act”) the following is required:

•

Our Corporate Secretary must receive the written proposal no later than July 3, 2019, which is 120 calendar days prior to the one year anniversary of the date the Company’s Proxy Statement was released to shareholders in connection with the Annual Meeting. Such proposals also must comply with Securities and Exchange Commission (the “SEC”) regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored materials.

•

Our Bylaws include advance notice provisions that require shareholders desiring to recommend or nominate individuals to the Board or who wish to present a proposal at the next annual meeting must do so in accordance with the terms of the advance notice provisions. For a shareholder proposal or a nomination that is not intended to be included in the Company’s Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal not later than the close of business on the 120th day (or July 3, 2019) nor earlier than the close of business on the 150th day (or June 3, 2019) prior to the one year anniversary of the date on which the Company released its proxy materials to its shareholders for the Annual Meeting; provided, however, that in the event that the date of the next annual meeting of shareholders is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of this year’s Annual Meeting, for notice by the shareholder to be timely, such shareholder’s written notice must be delivered to the secretary not later than the close of business on the 90th day prior to the next Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made, whichever is later. Your notice must contain the specific information set forth in our Bylaws.

•

Additionally, you must be a record holder at the time you deliver your notice to the Corporate Secretary and are entitled to vote at the next annual meeting of shareholders.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to Aspen Group, Inc., 276 Fifth Avenue, Suite 306, New York, New York 10001, Attention: Corporate Secretary.

We reserve the right to amend the Company’s Bylaws and any change will apply to the next Annual Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election to the Company’s nominees, none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

The Board Recommends that Shareholders Vote “For” Proposal Nos. 1, 2, and 3.

PROPOSAL 1. ELECTION OF DIRECTORS

The Board currently consists of 10 directors. The terms of all of the Company’s current directors will expire at the Annual Meeting. Four current directors are not standing for re-election. Pursuant to the authority granted to it by the Company’s Bylaws, the Board has adopted a resolution that the size of the Board be reduced to seven directors, effective upon the Annual Meeting. On the recommendation of the Corporate Governance and Nominating Committee, the Board has nominated the following six current directors: (i) Michael Mathews, (ii) Norman D. Dicks, (iii) C. James Jensen, (iv) Andrew Kaplan, (v) Malcolm F. MacLean and (vi) Sanford Rich, and one director nominee, Frank Cotroneo, for election at the Annual Meeting.  Directors are to be elected by a plurality vote of the voting power of our common stock present in person or by proxy at the Annual Meeting to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

If all of the director nominees named in this Proxy Statement are elected at the Annual Meeting the Board will consist of seven directors. The proxies cannot be voted for a greater number of persons than the number of the director nominees named in this Proxy Statement.

The Board recommends a vote “For” the election of each of the director nominees.

DIRECTOR NOMINEES

The following table sets forth information provided by the nominees as of the record date. All of the nominees, except for Frank Cotroneo, are currently serving as directors of the Company. All of the nominees have consented to serve if elected by our shareholders.

Name	Age	Position
Michael Mathews	57	Chairman of the Board
Norman D. Dicks	77	Director
C. James Jensen	77	Director
Andrew Kaplan	53	Director
Malcolm F. MacLean IV	49	Director
Sanford Rich	60	Director
Frank Cotroneo	60	Director Nominee

Director Nominee Biographies

Michael Mathews has served as the Company’s Chief Executive Officer and a director since March 2012 and as Chief Executive Officer of Aspen University Inc. (“Aspen University”), a subsidiary of the Company, since May 2011. He served as Chief Executive Officer of Interclick, Inc. (“Interclick”) (Nasdaq: ICLK) from August 28, 2007 until January 31, 2011. From June 2007 until it was acquired by Yahoo, Inc. (Nasdaq: YHOO) in December 2011, Mr. Mathews also served as a director of Interclick. From May 15, 2008, until June 30, 2008, Mr. Mathews served as the interim Chief Financial Officer of Interclick. From 2004 to 2007, Mr. Mathews served as the senior vice-president of marketing and publisher services for World Avenue U.S.A., LLC, an Internet promotional marketing company. Mr. Mathews was selected to serve as a director due to his knowledge of the for profit education industry, his commitment to a “debt free” education, his track record of success in managing early stage and growing businesses, his extensive knowledge of the online education and Internet marketing industries and his knowledge of running and serving on the boards of public companies.

Frank Cotroneo has been nominated for election as a director at the Annual Meeting. Mr. Cotroneo is the Founder and Chief Executive Officer of Core Business Consulting, LLC, a consulting firm, which he founded in 2004, specializing in strategic and financial planning, business development, capital restructuring, third party vendor management, enterprise resource planning and financial systems implementation, internal control improvements, risk management, and leadership development. Mr. Cotroneo has more than 30 years of business and senior management experience, including serving as the Chief Financial Officer of Acxiom Corporation (currently LiveRamp Holdings, Inc.), H&R Block and MasterCard International Inc., and serving as the chairman of the audit committee of Interclick, Inc. (Nasdaq: ICLK).  Mr. Cotroneo was selected to serve as a director due to his extensive senior executive management experience and accounting, internal control and financial expertise.

Norman D. Dicks has served as a director since November 17, 2016. He was a member of the United States House of Representatives for approximately 36 years. He has served as Senior Policy Advisor to law firm Van Ness Feldman LLP since 2013, advising clients on a wide-range of public policy, strategic, and regulatory issues, particularly those in the environmental sector. Prior to joining the firm, Congressman Dicks represented Washington State’s 6th Congressional District from 1977 to 2013, during which time he received a first-term appointment to the House Appropriations Committee, a committee he served on for his entire tenure in Congress. In addition, Congressman Dicks served on and chaired the Interior Appropriations Subcommittee, where he made environmental issues a priority, and worked on issues affecting the National Parks, National Forests, and Native American issues. Congressman Dicks also was the chair of the Defense Appropriations Committee, and concluded his tenure in Congress as top-ranking Democratic Member on that Committee, and top-ranking Democrat on the House Appropriations Committee. From 1990 to 1998, Congressman Dicks served on the House Intelligence Committee and was awarded the CIA Directors Medal. Upon his retirement, Congressman Dicks received the Department of Defense Distinguished Public Service Medal, the highest honor bestowed upon a civilian, for his work on behalf of military members and their families. Congressman Dicks was appointed a director for his experience and expertise on a wide range of public policy, strategic and regulatory issues. Given the regulatory nature of our business, Congressman Dicks’ experience provides invaluable insight and advice to the Board and management regarding our debtless education solution to adults across America.

C. James Jensen has served as a director of the Company since March 2012 and of Aspen University since May 2011. Mr. Jensen is currently retired. He is an active member of the World Presidents’ Organization, a life director of the Institute of Noetic Sciences, and is Vice Chairman of American Global Health Group. He is also the author of the book 7 KEYS To Unlock Your Full Potential. Mr. Jensen was selected as a director due to his previous service on public company boards and his experience with entrepreneurial companies.

Andrew Kaplan has served as a director of the Company since June 2014. Since January 1, 2015, Mr. Kaplan has been a Managing General Partner in Education Growth Partners, a private equity firm focused exclusively on the education and training industry. From July 2000 through March 2014, Mr. Kaplan was a partner in Quad Partners (“Quad”) a private equity firm focused exclusively on the education industry. During his tenure with Quad, Mr. Kaplan also served as a Managing Director of Quad College Group, the operational team focused on Quad’s postsecondary portfolio. From March 2014 to December 2014, Mr. Kaplan was a consultant to the education industry. From May 2014 until June 2015, Mr. Kaplan, through an entity he controls, served as a consultant to the Company. Mr. Kaplan was selected as a director for his extensive knowledge of the educational industry.

Malcolm F. MacLean IV has served as a director of the Company since November 17, 2016. Mr. MacLean is the Managing Partner and Director of Tokyo-based Star Asia Group, LLC, an independent investment management group investing primarily in various Japanese real estate related opportunities, which Mr. MacLean co-founded in November 2006. Mr. MacLean is responsible for the day-to-day investment activities at the firm as co-Chair of the Investment Committee. Mr. MacLean is also the co-Founder and Managing Member of Taurus Capital Partners LLC, based in Los Angeles, which makes opportunistic investments in public and private companies, partnerships and other structured vehicles. Mr. MacLean was selected as a director for his extensive investment banking experience, history of entrepreneurial and investment success as well as business operational expertise.

Sanford Rich has served as a director of the Company since March 2012. Since January 2016 Mr. Rich has served as the Executive Director of the New York City Board of Education Retirement System. From November 2012 to January 2016, Mr. Rich served as the Chief of Negotiations and Restructuring for the Pension Benefit Guaranty Corporation (a United States Government Agency). From October 2011 to September 2012, Mr. Rich served as Chief Executive Officer of In The Car LLC. Mr. Rich served as a director of Interclick from August 28, 2007 until June 5, 2009 and as Audit Committee Chairman from August 2007 to June 2009. From February 2009 to December 2012 Mr. Rich was a Managing Director of Whitemarsh Capital Advisors, a broker-dealer. Since April 2006, Mr. Rich has served as a director and Audit Committee Chairman for InsPro Technologies (OTCQB: ITCC). Mr. Rich was selected as a director for his 35 years of experience in the financial sector and his experience serving on the audit committees of public companies.

EXECUTIVE OFFICERS

Name	Age	Position
Michael Mathews	57	Chief Executive Officer
Joseph Sevely	58	Chief Financial Officer
Janet Gill	62	Chief Accounting Officer
Dr. Cheri St. Arnauld	62	Chief Academic Officer
Gerald Wendolowski	33	Chief Operating Officer

See “Director Nominee Biographies” above for Mr. Michael Mathews’ biography.

Joseph Sevely has been the Company Chief Financial Officer since September 11, 2018. Prior to his appointment, from February 2016 to September 2018, Joseph L. Sevely, taught undergraduate and graduate classes as part of the adjunct faculty at Columbia University, New York University, Fairfield University and St. John’s University.  From May 2010 till September 2015, Mr. Sevely served as the Chief Financial Officer of Cutwater Asset Management LLC, a holding company for a fixed income asset management company and broker/dealer, which is now part of BNY Mellon.

Janet Gill has been the Company’s Chief Accounting Officer since September 11, 2018. Prior to that, Ms. Gill served as the Company’s Chief Financial Officer since December 11, 2014 and as the Interim Chief Financial Officer from March 11, 2014 till December 11, 2014. From September 2012 until March 11, 2014, Ms. Gill was the Company’s Controller. Ms. Gill is a Certified Public Accountant (inactive) in New York.

Cheri St. Arnauld has been the Company’s Chief Academic Officer since June 11, 2017. Dr. St. Arnauld previously served as Aspen University’s Chief Academic Officer beginning March 6, 2014. From January 2012 until March 6, 2014, Dr. St. Arnauld was an educational consultant for the St. Arnauld Group.

Gerard Wendolowski has been the Company’s Chief Operating Officer since March 11, 2014. From May 2011 until March 11, 2014, Mr. Wendolowski served as Aspen University’s Senior Vice President of Marketing and Business Development.

CORPORATE GOVERNANCE

Board Responsibilities

The Board oversees, counsels, and directs management in the long-term interest of the Company and its shareholders. The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of the Company. The Board is not, however, involved in the operating details on a day-to-day basis. In December 2017, our Board established an Executive Committee which, subject to the limitations of Delaware law, has since performed the functions of the Board.

Board Committees and Charters

The Board and its committees meet throughout the year and act by written consent from time to time as appropriate. The Board delegates various responsibilities and authority to its Board committees. Committees regularly report on their activities and actions to the Board. The Board currently has and appoints the members of the following standing committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee (the “Nominating Committee”). Each of the committees, except for the Executive Committee, has a written charter approved by the Board which can be found on our corporate website at http://ir.aspen.edu/governance-docs.

The following table identifies the independent and non-independent current Board and committee members:

Name	Independent	Executive	Audit	Compensation	Nominating
Michael Mathews
Michael D’Anton (1)	✓				Chairman (2)
Norman D. Dicks (2)	✓			✓
C. James Jensen	✓	Chairman	✓	Chairman
Andrew Kaplan	✓	✓			✓
Malcolm F. MacLean IV	✓				✓
Sanford Rich	✓	✓	Chairman
John Scheibelhoffer (1)(3)	✓			✓(3)
Rick Solomon (1)(4)	✓		✓(4)
Oksana Malysheva (1)

———————

(1)

Michael D’Anton, John Scheibelhoffer, Rick Solomon, and Oksana Malysheva will not stand for re-election at the Annual Meeting.

(2)

Effective immediately following the Annual Meeting, Congressman Dicks (if re-elected) will fill the vacancy on the Nominating Committee.

(3)

Effective immediately following the Annual Meeting, the Compensation Committee will consist of two directors.

(4)

Effective immediately following the Annual Meeting, Frank Cotroneo (if elected) will fill the vacancy on the Audit Committee.

Director Independence

With the exception of Michael Mathews and Oksana Malysheva, our Executive Committee determined that all of the current directors and one director nominee are independent in accordance with standards under the Marketplace Rules (the “Rules”) of the Nasdaq Stock Market (“Nasdaq”).

Our Executive Committee determined that as a result of being employed as an executive officer, Mr. Mathews is not independent under the Nasdaq Rules. Based on the advice of our counsel, our Executive Committee determined that as a result of being the managing partner of Linden Education, the company from which we purchased the assets of United States University (“USU”), Oksana Malysheva is not independent under the Nasdaq Rules.

Our Executive Committee has also determined that Sanford Rich, C. James Jensen, Rick Solomon and Frank Cotroneo are independent under the Nasdaq Rules independence standards for Audit Committee members. Also, our Executive Committee has determined that C. James Jensen, Norman D. Dicks, and John Scheibelhoffer are independent under the Nasdaq Rules independence standards for Compensation Committee members. Also, our Executive Committee has determined that Michael D’Anton, Andrew Kaplan, and Malcolm MacLean IV are independent under the Nasdaq Rules independence standards for Nominating and Corporate Governance Committees. Also, our Executive Committee has determined that C. James Jensen, Andrew Kaplan, and Sanford Rich, as members of the Executive Committee, are independent under the Nasdaq Rules independence standards for independent directors.

Committees of the Board of Directors

Executive Committee

The function of the Executive Committee is to provide a committee for the Company which can approve corporate actions efficiently or in a timely fashion when the full Board is unavailable. The Executive Committee was established in December 2017.

Audit Committee

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

Audit Committee Financial Expert

Our Executive Committee has determined that Mr. Sanford Rich is qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the SEC and in compliance with the Sarbanes-Oxley Act of 2002. In addition, the Executive Committee has determined that Mr. Frank Cotroneo is qualified as an Audit Committee Financial Expert.

Compensation Committee

The function of the Compensation Committee is to determine the compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to shareholder proposals related to compensation matters. Additionally, the Compensation Committee is responsible for administering the Aspen Group, Inc. 2012 Equity Incentive Plan and Aspen Group, Inc. 2018 Equity Incentive Plan.

Corporate Governance and Nominating Committee

The responsibilities of the Nominating Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establishing procedures for the nomination process including procedures, oversight of possible conflicts of interests involving the Board and its members, developing corporate governance principles, and the oversight of the evaluations of the Board and management. The Nominating Committee has not established a policy with regard to the consideration of any candidates recommended by shareholders. If we receive any shareholder recommended nominations, the Nominating Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith.

Board and Committee Meetings in the 2018 Fiscal Year

In the 2018 Fiscal Year the Board had four meetings, the Executive Committee had three meetings, the Audit Committee had five meetings, and the Compensation Committee had two meetings. The Nominating Committee had no meetings in the 2018 Fiscal Year.

There were no directors (who were incumbent at the time) except for Mr. Norman Dicks, who attended fewer than 75 percent of the aggregate total number of Board meetings and meetings of the Board committees of which the director was a member during the 2018 Fiscal Year.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our Board members as well as a particular nominee’s contributions to that mix. Our Board believes that diversity brings a variety of ideas, judgments and considerations that benefit the Company and its shareholders. Although there are many other factors, the Board seeks individuals with experience on public company boards or the investment community, experience on operating growing businesses, and experience with online universities.

Board Leadership Structure

We have chosen to combine the Chief Executive Officer and Board Chairman positions. We believe that this Board leadership structure is the most appropriate for the Company. Because we are a small company, it is more efficient to have the leadership of the Board in the same hands as the Chief Executive Officer. The challenges faced by us at this stage – implementing our business and marketing plans and continuing and managing our growth – are most efficiently dealt with by one person who is familiar with both the operational aspects as well as the strategic aspects of our business.

Board Risk Oversight

Our risk management function is overseen by our Board. Our management keeps its Board apprised of material risks and provides its directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks. Mr. Michael Mathews, as our Chief Executive Officer and Chairman of the Board, works closely together with the Board once material risks are identified on how to best address such risks. If the identified risk poses an actual or potential conflict with management, our independent directors may conduct the assessment. Presently, the primary risks affecting us are our ability to grow our business, increase our enrollment and class starts, reduce the dependence on the continued growth of our nursing school and manage our expected growth consistent with regulatory oversight.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistleblowing or the prompt reporting of illegal or unethical behavior. We will provide a copy, without charge, to anyone that requests a copy of our code of ethics in writing by contacting Aspen Group, Inc., 276 Fifth Avenue, Suite 306, New York, New York 10001, Attention: Corporate Secretary.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during the 2018 Fiscal Year except for one late filing by Ms. Janet Gill, not timely filed due to an administrative error.

Family Relationships

There are no family relationships among our directors and/or executive officers.

Communication with our Board of Directors

Although we do not have a formal policy regarding communications with the Board, shareholders may communicate with the Board by writing to us at Aspen Group, Inc., 276 Fifth Avenue, Suite 306, New York, New York 10001, Attention: Corporate Secretary. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

TRANSACTIONS WITH RELATED PERSONS

On August 31, 2016, the Company entered into a $3 million revolving line of credit agreement (“LOC”) with Mr. Leon Cooperman, a 5% shareholder. Under the LOC, Mr. Cooperman agreed to lend the Company up to a maximum of $3 million on a revolving basis for up to three years. The Company paid Mr. Cooperman a facility fee of $60,000 and issued Mr. Cooperman a revolving promissory note. In addition, the Company will pay to Mr. Cooperman interest monthly on the principal amount of the note outstanding at a rate of 12% per annum, and a commitment fee monthly on the undrawn portion of the note at a rate of 2% per annum. Upon issuance, the Company borrowed $750,000 under the LOC. The Company also issued to Mr. Cooperman 62,500 five-year warrants exercisable at $2.40 per share. On April 7, 2017, the Company repaid $2,157,534 to Mr. Cooperman which was the full amount owed by the Company under the LOC.

On April 7, 2017, Kinderhook 2 GP, LLC and Alvin Fund LLC (controlled by Mr. George Melas-Kyriazi) invested approximately $1.4 million and $825,000 respectively, in the Company’s private placement offering. At the time of the investment both Kinderhook 2 GP, LLC and Alvin Fund LLC were both 5% shareholders of the Company. Additionally, Goudy Park Management, LLC invested approximately $2 million in the April 2017 offering which resulted in it becoming a 5% shareholder. The investments were on the same terms as other investors in the offering.

On December 1, 2017, the Company completed the acquisition of USU and, as part of the consideration, a $2,000,000 convertible note (the “2017 Note”) was issued, bearing 8% annual interest that matures over a two-year period after the closing. At the option of the holder, on each of the first and second anniversaries of the closing date, $1,000,000 of principal and accrued interest under the 2017 Note will be convertible into shares of the Company’s common stock based on the volume weighted average price per share for the 10 preceding trading days (subject to a floor of $2.00 per share) or become payable in cash. There was no beneficial conversion feature on the note date and the conversion terms of the 2017 Note exempt it from derivative accounting. The 2017 Note was subsequently assigned by the holder to a third party.

On July 18, 2018, the Company entered into a Stock Purchase Agreement with Educaciόn Significativa for the repurchase of 1,000,000 shares of the Company’s common stock at $7.40 per share. Ms. Oksana Malysheva, a director of the Company, is the sole member and manager of Linden Education, which is the sole voting member of Educaciόn Significativa. The Company simultaneously sold 1,000,000 shares of common stock to a large asset manager at the same price or $7.40 per share.

EXECUTIVE COMPENSATION

Set forth below is the information regarding the compensation paid, distributed or accrued by us for the fiscal year ended April 30, 2017 (the “2017 Fiscal Year”) and 2018 Fiscal Year to all Chief Executive Officers (principal executive officers) serving during the last fiscal year and the two other most highly compensated executive officers serving at the end of the last fiscal year whose compensation exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)(1)	Option Awards ($) (f)(2)		Total ($) (j)

Michael Mathews	2018	324,992	30,000	282,000		636,992
Chief Executive Officer	2017	287,496	60,000	88,266	(3)	435,762

Cheri St. Arnauld	2018	295,500	30,000	152,700		478,200
Chief Academic Officer	2017	247,000	30,000	35,000		312,000

Gerard Wendolowski	2018	295,500	30,000	282,000		607,500
Chief Operating Officer	2017	240,333	30,000	103,204	(4)	373,537

———————

(1)

Represents cash bonuses.

(2)

These amounts do not reflect the actual economic value realized by the Named Executive Officers. The amounts in this column represent the fair value of the award as of the grant date as computed in accordance with FASB ASC Topic 718 and the SEC disclosure rules. Pursuant to SEC rules, the amounts shown disregard the impact of estimated forfeitures related to service-based vesting conditions.

(3)

Represents the fair value of approximately 346,299 stock options (on a post-reverse stock split basis) of which expiration dates were extended in September 2016. See below for a further description of the amendment to the stock options.

(4)

Includes the fair value of approximately 12,501 stock options (on a post-reverse stock split basis) of which expiration dates were extended in September 2016. See below for a further description of the amendment to the stock options. On September 13, 2016, the Company extended for 39 months from their original expiration date, a total of 410,020 stock options held by employees and directors of the Company, of which approximately 356,865 stock options were held by Named Executive Officers.

Named Executive Officer Employment Agreements

The Company has entered into Employment Agreements with Michael Mathews, Cheri St. Arnauld and Gerard Wendolowski. Set forth below is the description of the material terms of the Employment Agreements.

Michael Mathews. The Employment Agreement with Mr. Mathews effective November 1, 2016 provides that he will serve as the Chief Executive Officer of the Company for a period of three years, subject to an automatic renewal for successive one-year terms unless prior notice of non-renewal is given by either party. Pursuant to his Employment Agreement, Mr. Mathews shall receive an annual base salary of $325,000.

Cheri St. Arnauld. Pursuant to her Employment Agreement effective June 11, 2017, Dr. St. Arnauld will serve as the Chief Academic Officer of the Company for a period of three years, subject to an automatic renewal for successive one-year terms unless prior notice of non-renewal is given by either party. Pursuant to her Employment Agreement, Dr. St. Arnauld shall receive an annual base salary of $300,000.

Gerard Wendolowski. Mr. Wendolowski’s Employment Agreement effective November 11, 2014, provides that he will serve as the Chief Operating Officer of the Company for a period of three years, subject to an automatic renewal for successive one-year terms unless prior notice of non-renewal is given by either party. Mr. Wendolowski’s Employment Agreement originally provided for an annual base salary of $200,000. Mr. Wendolowski’s annual base salary was subsequently increased from $200,000 to $240,000 effective July 1, 2016, followed by an increase to $264,000 on January 1, 2017 and to $300,000 on June 11, 2017.

Bonuses

Target Bonus

For each fiscal year during the term of the Named Executive Officers’ Employment Agreements beginning May 1 and ending April 30 of the applicable fiscal year, each Named Executive Officer has the opportunity to earn a bonus up to 30%, 66% or 100% of his or her then base salary (the “Target Bonus”) as follows.

When the Company achieves annual Adjusted EBITDA (as defined in their Employment Agreements) at certain threshold levels (each, an “EBITDA Threshold”), the Named Executive Officers shall receive an automatic cash bonus (the “Automatic Cash Bonus”) equal to a percentage of his or her then base salary, and shall receive a grant of fully vested shares of the Company’s common stock having an aggregate Fair Market Value (as such term is defined in the Plan) equal to a percentage of the Named Executive Officer’s then base salary (the “Automatic Equity Bonus”). In addition, each Named Executive Officers shall be eligible to receive an additional percentage of his or her then Base Salary as a cash bonus (the “Discretionary Cash Bonus”) and an additional grant of fully vested shares of the Company’s common stock having an aggregate Fair Market Value equal to a percentage of the Named Executive Officers’ then base salary (the “Discretionary Equity Bonus”) based on the Board’s determination that the Named Executive Officer has achieved certain annual performance objectives established at the beginning of each fiscal year. There were no performance objectives set for 2017 or 2018.

The EBITDA Thresholds and corresponding bonus levels are set forth in the table below. For the avoidance of doubt, the Named Executive Officer shall only be eligible to receive the bonuses associated with a single EBITDA Threshold; i.e. in the event the Company attains EBITDA Threshold (2), only the bonuses associated with EBITDA Threshold (2) below (and not the bonuses associated with EBITDA Threshold (1)) shall be applicable.

EBITDA Threshold	Automatic Cash Bonus	Automatic Equity Bonus	Discretionary Cash Bonus	Discretionary Equity Bonus
$1,000,000 -$1,999,999	7.5%	7.5%	Up to 7.5%	Up to 7.5%
$2,000,000 -$3,999,999	16.5%	16.5%	Up to 16.5%	Up to 16.5%
$4,000,000 and over	25%	25%	Up to 25%	Up to 25%

The earning of the Automatic Cash Bonus is subject to the Company having at least $2,000,000 in available cash after deducting the Target Bonuses paid to all executive officers of the Company or its subsidiaries under the same Target Bonus formula pursuant to such executives’ employment agreements (the “Cash Threshold”) and the executive officer continuing to provide services under their Employment Agreement on the applicable Target Bonus determination date. If the Company is unable to pay the Automatic Cash Bonus as a result of not meeting the Cash Threshold, no Automatic Cash Bonus will be earned for that fiscal year.

Discretionary Bonus

Each of the Named Executive Officers is entitled to receive discretionary bonuses under their Employment Agreements at the discretion of the Compensation Committee. In the 2017 and 2018 Fiscal Years, the Named Executives Officers were each paid discretionary cash bonuses as disclosed in the Summary Compensation Table.

Termination Provisions

Under their Employment Agreements, the Named Executive Officers are entitled to severance payments. All of the termination provisions are intended to comply with Section 409A of the Internal Revenue Code of 1986 (the “Code”), and the Regulations thereunder.

In the event of termination by the Company without “cause” or resignation for “good reason.”

•

Mr. Mathews will receive 12 months base salary, immediate vesting of unvested equity awards and continued benefits;

•

Dr. St. Arnauld will receive six months base salary and continued benefits; and

•

Mr. Wendolowski will receive six months base salary and continued benefits.

In case of termination or change in title upon a change of control event:

•

Mr. Mathews will receive 18 months base salary, immediate vesting of unvested equity, continued benefits and 100% of the existing Target Bonus, if any, for that fiscal year when the change of control occurs.

•

Dr. St. Arnauld and Mr. Wendolowski will each receive three months base salary.

In the event Mr. Mathews’ Employment Agreement is terminated at the end of its term upon the notice of non-renewal and he remains employed until the end of the term, Mr. Mathews will be entitled to receive six months base salary.

“Change of control” is defined in the Employment Agreements the same way it is defined under Section 409A of the Code. Generally, “good reason” is defined as a material diminution in the Named Executive Officer’s authority, duties or responsibilities due to no fault of his or her own (unless he or she has agreed to such diminution); or (ii) any other action or inaction that constitutes a material breach by the Company under the Employment Agreement; or (iii) generally a relocation of the principal place of employment to a location outside of New York or Scottsdale for Dr. St. Arnauld.

Under the terms of the Employment Agreements, the Named Executive Officers are subject to non-competition and non-solicitation covenants during the term of their employment and during one year following termination of employment with the Company. The Employment Agreements also contain customary confidentiality and non-disparagement covenants.

Outstanding Equity Awards at April 30, 2018

Listed below is information with respect to unexercised options that have not vested, and equity incentive plan awards for each Named Executive Officer outstanding as of April 30, 2018. The vesting of all unvested options is subject to continued employment on each applicable vesting date.

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)

Michael Mathews	8,333	16,667	(1)		2.28	3/15/20
	13,889	27,778	(2)		2.28	3/22/20
	—	241,667	(3)		2.28	12/31/20
	—	24,076	(4)		2.28	10/23/20
	—	13,889	(5)		2.28	10/23/20
	162,500	—			1.86	9/4/19
	83,333	41,667	(6)		2.10	12/11/20
	—	200,000	(7)		4.90	5/13/22

Cheri St. Arnauld	41,667	—			2.28	3/1/19
	55,556	27,778	(8)		2.03	6/8/20
	19,445	38,889	(9)		1.99	6/23/21
	7,500	22,500	(10)		6.28	6/11/20
	—	70,000	(11)		4.90	5/13/22

Gerard Wendolowski	2,778	5,556	(12)		2.28	3/15/20
	—	4,167	(13)		2.28	3/17/21
	41,667	—			2.28	3/11/19
	38,889	19,445	(14)		2.03	6/8/20
	55,556	111,111	(15)		1.99	6/23/21
	—	200,000	(16)		4.90	5/13/22

———————

(1)

Remainder vests in two equal increments on March 15, 2019 and March 15, 2020.

(2)

Remainder vests in two equal increments on March 22, 2019 and March 22, 2020.

(3)

Vests in three equal increments on December 31, 2018, December 31, 2019 and December 31, 2020.

(4)

Vests in three equal increments on October 23, 2018, October 23, 2019 and October 23, 2020.

(5)

Vests monthly over four months beginning on September 30, 2018.

(6)

Balance will vest on December 11, 2018.

(7)

Vest in three equal increments on May 13, 2018, May 13, 2019 and May 13, 2020.

(8)

Two-thirds vested at end of 2018 Fiscal Year. Balance vested on June 8, 2018.

(9)

One third vested at end of 2018 Fiscal Year. Balance vests in equal increments on June 23, 2018 and June 23, 2019.

(10)

Vests quarterly, in equal increments, beginning on September 11, 2017 until fully vested on June 11, 2020.

(11)

Vests in three equal increments on May 13, 2018, May 13, 2019 and May 13, 2020.

(12)

Balance vests in equal increments on March 15, 2019 and March 15, 2020.

(13)

Vests in equal increments on December 17, 2018, December 17, 2019, and December 17, 2020.

(14)

Two-thirds vested at end of 2018 Fiscal Year. The balance vested on June 8, 2018.

(15)

One third vested at end of 2018 Fiscal Year. The balance vests in equal increments on June 23, 2018 and June 23, 2019.

(16)

Vest in three equal increments on May 13, 2018, May 13, 2019 and May 13, 2020.

DIRECTOR COMPENSATION

We do not pay cash compensation to our directors for service on our Board or committees of the Board and our employees do not receive compensation for serving as members of our Board. Directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as board and committee members. Under the Plan, our non-employee directors receive grants of stock options as compensation for their services on our Board, as described above. Because we do not pay compensation to employee directors, Mr. Michael Mathews was not compensated for his service as a director and is omitted from the following table.

2018 Fiscal Year Director Compensation

Name (a)	Option Awards ($) (d)(1)	Total ($) (j)

Michael D’Anton	23,400	23,400

Norman D. Dicks	35,100	35,100

C. James Jensen	81,900	81,900

Andrew Kaplan	81,900	81,900

Malcolm F. MacLean IV	23,400	23,400

Oksana Malysheva	23,400	23,400

Sanford Rich	81,900	81,900

John Scheibelhoffer	35,100	35,100

Rick Solomon	35,100	35,100

———————

(1)

Amounts reported represent the aggregate grant date fair value of stock options awarded to each non-employee director on January 4, 2018 without regards to forfeitures granted to the independent members of our Board during the 2018 Fiscal Year, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by the directors.

The table below sets forth the unexercised options held by each of our non-employee directors outstanding as of April 30, 2018.

Name	Aggregate Number of Unexercised Option Awards Outstanding at April 30, 2018

Michael D’Anton	69,512

Norman D. Dicks	56,667

C. James Jensen	141,774

Andrew Kaplan	120,940

Malcolm F. MacLean IV	51,667

Oksana Malysheva	10,000

Sanford Rich	115,940

John Scheibelhoffer	74,273

Rick Solomon	94,273

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of the Company’s common stock beneficially owned as of the Record Date by (i) those persons known by the Company to be owners of more than 5% of its common stock, (ii) each director and director nominee, (iii) the Named Executive Officers (as disclosed in the Summary Compensation Table), and (iv) the Company’s executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Aspen Group, Inc., 276 Fifth Avenue, Suite 306, New York, New York 10001, Attention: Corporate Secretary.

Title of Class	Beneficial Owner	Amount of Beneficial Ownership (1)	Percent Beneficially Owned (1)

Named Executive Officers:
Common Stock	Michael Mathews (2)	945,389	5.0%
Common Stock	Cheri St. Arnauld (3)	202,224	1.1%
Common Stock	Gerard Wendolowski (4)	294,446	1.6%

Directors:
Common Stock	Frank Cotroneo(5)	––	––
Common Stock	Michael D’Anton (6)	288,290	1.6%
Common Stock	Norman D. Dicks (7)	27,778	*
Common Stock	C. James Jensen (8)	259,149	1.4%
Common Stock	Andrew Kaplan (9)	92,885	*
Common Stock	Malcolm MacLean (10)	675,217	3.7%
Common Stock	Sanford Rich (11)	72,016	*
Common Stock	John Scheibelhoffer (12)	294,309	1.6%
Common Stock	Rick Solomon (13)	328,573	1.8%
Common Stock	Oksana Malysheva (14)	213,209	1.2%
Common Stock	All directors and all executive officers as a group (15 persons) (15)	3,897,236	19.4%

5% Shareholders:
Common Stock	Goudy Park Management, LLC (16)	1,139,898	6.2%
Common Stock	Kinderhook 2 GP, LLC (17)	1,027,586	5.6%
Common Stock	Leon G. Cooperman (18)	1,000,000	5.4%

———————

* Less than 1%.

(1)

Beneficial Ownership Note. Applicable percentages are based on 18,409,839 shares of common stock outstanding as of the Record Date. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options, warrants or conversion of notes. Unless otherwise indicated in the footnotes to this table, the Company believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. This table does not include any unvested stock options except for those vesting within 60 days.

(2)	Mathews. Mr. Mathews is our Chairman and Chief Executive Officer. Includes: 86,305 shares underlying warrants and 345,139 vested stock options.
(3)	St. Arnauld. Dr. St. Arnauld is our Chief Academic Officer. Represents vested stock options.
(4)	Wendolowski. Mr. Wendolowski is our Chief Operating Officer. Includes 281,946 vested stock options.
(5)	Cotroneo. Mr. Cotroneo is a director nominee.
(6)

D’Anton. Dr. D’Anton is a director. Includes 14,808 shares of common stock held as custodian for the benefit of Dr. D’Anton’s children. Also includes 21,930 shares underlying warrants and 61,178 vested stock options held directly by Dr. D’Anton.

(7)	Dicks. Congressman Dicks is a director. Represents vested stock options.
(8)	Jensen. Mr. Jenson is a director. Includes 21,930 shares underlying warrants and 74,828 vested stock options.
(9)	Kaplan. Mr. Kaplan is a director. Includes 67,885 vested stock options.

(10)

MacLean. Mr. MacLean is a director. Represents (i) 28,749 shares held jointly with his spouse, (ii) 98,000 shares held by Starfish Partners LLC which Mr. MacLean indirectly controls, (iii) 250,000 shares held by Taurus Capital Partners LLC of which Mr. MacLean is the Managing Member, (iv) 18,938 shares held as custodian for the benefit of Mr. MacLean’s children, (v) 151,105 shares held in the name of his IRA and SEP IRA, (vi) 6,500 shares held in trust, (vii) 7,333 shares held in spouse’s IRA, (viii) 86,512 shares held in Star Asia Capital Management LLC DPB Plan U/A 01/01/2015, and (ix) 27,778 vested stock options.

(11)	Rich. Mr. Rich is a director. Includes 48,994 vested stock options.
(12)

Scheibelhoffer. Dr. Scheibelhoffer is a director. Includes 200,681 shares of common stock held as custodian for the benefit of Dr. Scheibelhoffer’s children. Also includes 21,930 shares underlying warrants and 65,939 vested stock options held directly by Dr. Scheibelhoffer.

(13)	Solomon. Mr. Solomon is a director. Includes 109,649 shares underlying warrants and 94,273 vested stock options.
(14)	Malysheva. Ms. Malysheva is a director. Includes 10,000 vested stock options.
(15)

Directors and Executive Officers as a group. This amount includes ownership by all directors and all current executive officers including those who are not Named Executive Officers under the SEC’s disclosure rules.

(16)

Goudy Park. Based on a Schedule 13D filed with the SEC on February 14, 2018. The managing member of Goudy Park Management, LLC is James W. DeYoung, Jr. Address is 1 N. Franklin Street, Suite 350, Chicago, IL 60606.

(17)	Kinderhook. The managing member of Kinderhook 2 GP, LLC is Tushar Shah. Address is 2 Executive Drive, Suite 585, Fort Lee, NJ 07024. Based on a Schedule 13G/A filed with SEC on February 9, 2018.
(18)	Cooperman. Address is St. Andrew’s Country Club, 7118 Melrose Castle Lane, Boca Raton, FL 33496. Based on a Schedule 13G/A filed with SEC on February 14, 2018.

PROPOSAL 2: APPROVAL OF ASPEN GROUP, INC. 2018 EQUITY INCENTIVE PLAN

We are asking you to approve the Aspen Group, Inc. 2018 Equity Incentive Plan (the “2018 Plan”). Our Board has adopted a resolution that the 2018 Plan be approved and submitted to a vote by the Company’s shareholders at the Annual Meeting. The Company previously granted equity awards to its employees, officers and directors under the Aspen Group, Inc. 2012 Equity Incentive Plan (the “2012 Plan”). As of October 31, 2018, the Company had no shares available for issuance under the 2012 Plan.

The 2018 Plan is a broad-based plan in which all officers and other employees, directors and consultants of the Company and its subsidiaries are eligible to participate. The purpose of the 2018 Plan is to further the growth and development of the Company by providing, through ownership of stock of the Company and other equity-based awards, an incentive to its officers and other key employees and consultants who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, by encouraging them to continue their services to the Company, and by enabling the Company to attract individuals of outstanding ability to become employees, consultants, officers, directors and director advisors of the Company.

Reasons For Seeking Shareholder Approval

We are submitting the 2018 Plan to a vote by our shareholders at the Annual Meeting pursuant to Nasdaq Rule 5635(c), which requires shareholder approval when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which stock may be acquired by officers, directors, employees, or consultants of a Nasdaq-listed company.

The Board recommends a vote “For” this Proposal 2.

In the following paragraphs we provide a summary of the material terms of the 2018 Plan. The following summary is qualified in its entirety by the full text of the Plan which is attached as Annex A to this Proxy Statement.

Administration

The 2018 Plan may be administered by the Compensation Committee or the entire Board (if no Compensation Committee has been appointed) (the “Administrator”).  The Administrator has the authority to, among other things, determine the persons to whom awards under the 2018 Plan will be granted, determine the terms and conditions of each award and the time it will be granted, interpret the 2018 Plan, and promulgate and rescind any rules related to it.

Eligibility

Employees, officers, directors and consultants of the Company and its subsidiaries are eligible to receive Awards under the 2018 Plan. Only employees are eligible to receive incentive stock options (“ISOs”) as defined in the Code. There are currently 250 eligible participants under the 2018 Plan.

Available Awards; Share Reserve

Awards that may be granted under the 2018 Plan include stock options (including ISOs and non-qualified stock options), stock appreciation rights (“SARs”), restricted stock, and restricted stock units (“RSUs”). The terms of each award are evidenced by a written agreement in the form approved by the Administrator.

The Company has reserved an aggregate of 500,000 shares of common stock to be awarded under the 2018 Plan. If any outstanding award expires or is canceled, forfeited, or terminated without issuance of the full number of shares of common stock to which the award related, or if the Company reacquires the unvested shares of restricted stock, the number of shares available under the 2018 Plan will be increased by the portion of the award that expired, or was canceled, forfeited or terminated, or the number of shares of unvested restricted stock so reacquired. Shares tendered in payment of the option exercise price or withheld by the Company to satisfy any tax withholding obligation, will again become available for future grants under the 2018 Plan.

Limitation on Awards

The exercise price of options or SARs granted under the 2018 Plan shall not be less than the fair market value of the underlying common stock at the time of grant. In the case of ISOs, the exercise price may not be less than 110% of the fair market value in the case of 10% shareholders. Options and SARs may not be exercisable for a period of more than 10 years after the date of grant, except that the exercise period of ISOs granted to 10% shareholders is limited to five years. The exercise price may be paid by check or wire transfer or, at the discretion of the Administrator, by delivery of shares of our common stock having a fair market value equal as of the date of exercise to the cash exercise price, or a combination thereof.

Stock Options

Both ISOs and non-qualified stock options may be granted under the 2018 Plan. The Company currently does not expect to grant ISOs in the foreseeable future. A stock option entitles the recipient to purchase a specified number of shares of common stock at a fixed price subject to terms and conditions set by the Administrator, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted. Fair market value of the common stock is generally equal to the closing price for the common stock on the trading day immediately preceding the date of the grant.

Stock Appreciation Rights

A SAR entitles the holder to receive, as designated by the Administrator, cash or shares of common stock, in the amount equal to the excess of the fair market value of a specified number of shares of common stock at the time of exercise over the exercise price established by the Administrator.

The exercise price of each SAR granted under the 2018 Plan shall be established by the Administrator or shall be determined by method established by the Administrator at the time the SAR is granted, provided the exercise price shall not be less than 100% of the fair market value of a share of common stock on the date of the grant, or such higher price as is established by the Administrator.

Restricted Stock

A restricted stock award gives the recipient a stock award subject to restriction on sale. The Administrator determines the terms and conditions of restricted stock awards, including the number of shares of restricted stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award generally will have the rights of a shareholder from the date of the grant, including the right to vote the shares of common stock and the right to receive dividends.

Restricted Stock Units

An RSU gives the recipient the right to receive a number of shares of our common stock on the applicable vesting or other dates. Delivery of the RSU may be deferred beyond vesting as determined by the Administrator. The Administrator determines the terms and conditions of RSUs, including the number of units granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award and possesses no incidents of ownership with respect to the underlying common stock.

Term, Termination and Amendment

The Board may amend or terminate the 2018 Plan. However, except in the case of adjustments upon changes in common stock, no amendment will be effective unless approved by the shareholders of the Company to the extent that shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or required by the rules of the principal national securities exchange or trading market on which our common stock trades. The Plan shall terminate on September 6, 2028, unless previously terminated by the Board.

The Board at any time, and from time to time, may amend the terms of any one or more awards. However, the rights under the award shall not be impaired by any such amendment, except with the written consent of the grantee.

Forfeiture

All vested or unvested stock rights are immediately forfeited at the option of the Board in the event that the recipient performs certain acts against the interests of the Company including fraud, dishonesty or violation of the Company’s policy.

Adjustments upon Changes in Capitalization

The number of shares of common stock covered by each outstanding stock right, and the number of shares of common stock which have been authorized for issuance under the 2018 Plan as well as the price per share of common stock (or cash, as applicable) covered by each such outstanding award, shall be proportionately adjusted for any increases or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Administrator.

Change of Control

In the event of a change of control, the vesting of all awards will fully accelerate and all outstanding options and SARs will become immediately exercisable only if the successor corporation refuses to assume or substitute for the outstanding awards. The change of control is defined as (i) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction which requires shareholder approval under applicable state law; or (ii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Federal Income Tax Consequences

The following is a brief summary of the principal United States federal income tax consequences with respect to awards granted under the 2018 Plan.

Incentive Stock Options

The recipient does not recognize any taxable income as a result of the grant or exercise of an ISO qualifying under Section 422 of the Code. However, the exercise of an ISO may increase the recipient’s alternative minimum tax liability.

If a recipient holds stock acquired through the exercise of an ISO for more than two years from the date on which the stock option was granted and more than one year after the date the stock option was exercised, any gain or loss on a disposition of those shares, or a qualifying disposition, will be a long-term capital gain or loss. Upon such a qualifying disposition, the Company will not be entitled to any income tax deduction.

Generally, if the recipient disposes of the stock before the expiration of either of those holding periods, or a disqualifying disposition, then at the time of such disqualifying disposition the recipient will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of common stock on the date of exercise over the exercise price, or (ii) the recipient’s actual gain, if any, on the purchase and sale. Any additional gain recognized by the recipient upon the disposition will be long-term or short-term capital gain or loss, depending on whether the stock was held for more than one year.

To the extent the recipient recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Non-Qualified Stock Options

The recipient does not recognize any taxable income as a result of a grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. When the shares are sold, any difference between the sale price and the fair market value of the shares on the date of exercise will generally be treated as long-term or short-term capital gain or loss, depending on whether the stock was held for more than one year.

Upon the exercise of a non-qualified stock option, Aspen will be entitled to a corresponding income tax deduction in the tax year in which the option was exercised.

Restricted Stock

The recipient of a restricted stock award does not have taxable income upon receipt of the award. When the restricted stock award is vested, the recipient will recognize ordinary income in an amount equal to the difference of the fair market value of the shares on the date of vesting and the amount paid for such restricted stock, if any.

Upon the vesting of a restricted stock award, the Company will be entitled to a corresponding income tax deduction in the tax year in which the restricted stock award vested.

The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the recipient will not realize any additional taxable income when the shares become vested.

Stock Appreciation Rights

A recipient does not recognize any taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.

Upon the exercise of an SAR, the Company will be entitled to a corresponding income tax deduction in the tax year in which the SAR was exercised.

Transfer

Except for ISOs, all awards are transferable subject to compliance with the securities laws and the Plan. ISOs are only transferable by will or by the laws of descent and distribution.

New Plan Benefits

The following table sets forth the number of shares of common stock underlying outstanding awards issued to the officers and directors of the Company under the 2018 Plan as of the Record Date, all subject to the approval of the 2018 Plan by the shareholders at the Annual Meeting. Because future grants of awards under the Plan are subject to the discretion of the Board and the Compensation Committee, other than disclosed below, the future awards that may be granted to participants cannot be determined at this time.

Name and Position	Dollar Value ($)	Number of Units
Michael Mathews	—	—
Chief Executive Officer

Cheri St. Arnauld	—	—
Chief Academic Officer

Gerard Wendolowski	—	—
Chief Operating Officer

Executive officers, as a group (1)(2)	—	230,000 (1)(2)

Directors, who are not executive officers, as a group	—	—

Employees, who are not executive officers, as a group	—	—

———————

(1)

Includes (i) 180,000 shares of common stock underlying the five-year stock options granted to Joseph Sevely, subject to the approval of the 2018 Plan by the shareholders, in connection with his appointment as the Chief Financial Officer of the Company effective September 11, 2018 (the “Sevely Options”); and (ii) 50,000 shares of common stock underlying the five-year stock options granted to Janet Gill, subject to the approval of the 2018 Plan by the shareholders, effective September 11, 2018 (the “Gill Options”). Subject to the approval of the 2018 Plan at the Annual Meeting, the Sevely Options and the Gill Options will vest in three equal annual installments beginning on September 10, 2019 and are exercisable at an exercise price of $7.17, the closing price of the Company’s common stock on the Nasdaq Capital Market on September 10, 2018. If the 2018 Plan is not approved by the shareholders at the Annual Meeting, the Sevely Options and the Gill Options will be cancelled.

(2)

Does not include 25,000 shares of restricted common stock of the Company awarded to Joseph Sevely as an inducement grant in connection with his appointment as the Chief Financial Officer of the Company effective September 11, 2018. Under the Nasdaq Rules, shareholder approval is not required for this grant.

PROPOSAL 3. RATIFICATION OF THE SELECTION OF SALBERG & COMPANY, P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING APRIL 30, 2019

The Executive Committee has selected Salberg & Company, P.A. (“Salberg”), to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2019. Salberg has been the Company’s independent registered public accounting firm since 2012. Selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the shareholders of the Company for ratification. However, we are submitting this matter to the shareholders as a matter of good corporate governance. Even if the selection is ratified, the Board or the Executive Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders. If the selection is not ratified, the Board or the Executive Committee will consider their options.

A representative of Salberg is not expected to be present at the Annual Meeting.

The Board recommends a vote “For” this Proposal 3.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee operates in accordance with a written charter, which was adopted by the Board, and copy of which is available on our corporate website at “https://ir.aspen.edu/governance-docs”. The Audit Committee currently consists of Sanford Rich, Chairman, C. James Jensen, and Rick Solomon. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

The Audit Committee has met and held discussions with management and Salberg. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the financial statements with management and Salberg. The Audit Committee reviewed with Salberg its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

The Audit Committee has:

-

reviewed and discussed the audited financial statements with management;

-

met privately with the independent registered public accounting firm and discussed matters required by Statement on Auditing Standard No. 61, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”);

-

received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed its independence with the Company; and

-

in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended April 30, 2018.

This report is submitted by the Audit Committee.

Sanford Rich, Chairman

C. James Jensen

Rick Solomon

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that the Company files with the SEC.

It is not the duty of the Audit Committee to determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis. In its review of non-audit services, the Audit Committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, and whether the reasons of efficiency or convenience is in our best interest to engage our independent registered public accounting firm to perform the services. All of the services provided and fees charged by Salberg were approved by our Audit Committee.

Principal Accountant Fees and Services

All of the services provided and fees charged by Salberg were approved by our Audit Committee. The following table shows the fees paid to Salberg for the fiscal years ended April 30, 2018 and 2017.

	Year Ended April 30, 2018 ($)	Year Ended April 30, 2017 ($)
Audit Fees (1)	178,000	97,000
Audit Related Fees (2)	57,000	15,000
Tax Fees	—	—
All Other Fees	—	—
Total	235,000	112,000

———————

(1)

Audit fees – these fees relate to services rendered for the audits of our annual consolidated financial statements, for the review of our quarterly financial statements, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements including filings with the Department of Education.

(2)	Audit related fees – these fees relate to audit related consulting, Registration Statements and other Department of Education audit requirements.

OTHER MATTERS

The Company has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, the Company will cancel your previously submitted proxy.

Annex A

ASPEN GROUP, INC.

2018 EQUITY INCENTIVE PLAN

1. Scope of Plan; Definitions.

(a) This 2018 Equity Incentive Plan (the “Plan”) is intended to advance the interests of Aspen Group, Inc. (the “Company”) and its Related Corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, Officers and directors, by creating incentives and rewards for their contributions to the success of the Company and its Related Corporations. This Plan will provide to (a) Officers and other employees of the Company and its Related Corporations opportunities to purchase common stock, par value $0.001 (“Common Stock”) of the Company pursuant to Options granted hereunder which qualify as incentive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”), (b) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to purchase Common Stock of the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”); (c) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive shares of Common Stock of the Company which normally are subject to restrictions on sale (“Restricted Stock”); (d) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of stock appreciation rights (“SARs”); and (e) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of restricted stock units (“RSUs”). ISOs and Non-Qualified Options are referred to hereafter as “Options.” Options, Restricted Stock, RSUs and SARs are sometimes referred to hereafter collectively as “Stock Rights.” Any of the Options and/or Stock Rights may in the Board of Directors’ or Compensation Committee’s discretion be issued in tandem to one or more other Options and/or Stock Rights to the extent permitted by law.

(b) For purposes of the Plan, capitalized words and terms shall have the following meaning:

“Board” means the board of directors of the Company.

“Chairman” means the chairman of the Board.

“Change of Control” means the occurrence of any of the following events: (i) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction which requires shareholder approval under applicable state law; or (ii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

“Code” shall have the meaning given to it in Section 1(a).

“Common Stock” shall have the meaning given to it in Section 1(a).

“Company” shall have the meaning given to it in Section 1(a).

“Compensation Committee” means the compensation committee of the Board, if any, which shall consist of two or more members of the Board, each of whom shall be both an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3.  All references in this Plan to the Compensation Committee shall mean the Board when (i) there is no Compensation Committee or (ii) the Board has retained the power to administer this Plan.

“Disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

“Disqualifying Disposition” means any disposition (including any sale) of Common Stock underlying an ISO before the later of (i) two years after the date of employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO.

“Exchange Act” shall mean the Securities Exchange Act of 1934.

“Fair Market Value” shall be determined as of the last Trading Day before the date a Stock Right is granted and shall mean:

(1)        the closing price on the principal market if the Common Stock is listed on a national securities exchange or the OTCQB or OTCQX.

(2)        if the Company’s shares are not listed on a national securities exchange or the OTCQB or OTCQX, then the closing price if reported or the average bid and asked price for the Company’s shares as published by OTC Markets Group, Inc.;

(3)        if there are no prices available under clauses (1) or (2), then Fair Market Value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Company’s Common Stock; or

(4)       if there is no regularly established trading market for the Company’s Common Stock or if the Company’s Common Stock is listed, quoted or reported under clauses (1) or (2) but it trades sporadically rather than every day, the Fair Market Value shall be established by the Board or the Compensation Committee taking into consideration all relevant factors including the most recent price at which the Company’s Common Stock was sold.

“ISO” shall have the meaning given to it in Section 1(a).

“Non-Qualified Options” shall have the meaning given to it in Section 1(a).

“Officers” means a person who is an executive officer of the Company and is required to file ownership reports under Section 16(a) of the Exchange Act.

“Options” shall have the meaning given to it in Section 1(a).

“Plan” shall have the meaning given to it in Section 1(a).

“Related Corporations” shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 424(f) of the Code.

“Restricted Stock” shall have the meaning contained in Section 1(a).

“RSU” shall have the meaning given to it in Section 1(a).

“SAR” shall have the meaning given to it in Section 1(a).

“Securities Act” means the Securities Act of 1933.

“Stock Rights” shall have the meaning given to it in Section 1(a).

“Trading Day” shall mean a day on which The Nasdaq Stock Market LLC is open for business.

This Plan is intended to comply in all respects with Rule 16b-3 (“Rule 16b-3”) and its successor rules as promulgated under Section 16(b) of the Exchange Act for participants who are subject to Section 16 of the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any grantee. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such grantee does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 or other rule is available.

2. Administration of the Plan.

(a) The Plan may be administered by the entire Board or by the Compensation Committee. Once appointed, the Compensation Committee shall continue to serve until otherwise directed by the Board. A majority of the members of the Compensation Committee shall constitute a quorum, and all determinations of the Compensation Committee shall be made by the majority of its members present at a meeting. Any determination of the Compensation Committee under the Plan may be made without notice or meeting of the Compensation Committee by a writing signed by all of the Compensation Committee members. Subject to ratification of the grant of each Stock Right by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Compensation Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Restricted Stock, RSUs and SARs) to whom Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted; (ii) determine when Stock Rights may be granted; (iii) determine the exercise prices of Stock Rights other than Restricted Stock and RSUs, which shall not be less than the Fair Market Value; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine when Stock Rights shall become exercisable, the duration of the exercise period and when each Stock Right shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to or issued in connection with Stock Rights, and the nature of such restrictions, if any, and (vii) interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Compensation Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding and conclusive unless otherwise determined by the Board. The Compensation Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

No members of the Compensation Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it. No member of the Compensation Committee or the Board shall be liable for any act or omission of any other member of the Compensation Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

(b) The Compensation Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. All references in this Plan to the Compensation Committee shall mean the Board if no Compensation Committee has been appointed. From time to time the Board may increase the size of the Compensation Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Compensation Committee and thereafter directly administer the Plan.

(c) Stock Rights may be granted to members of the Board, whether such grants are in their capacity as directors, Officers or consultants. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.

(d) In addition to such other rights of indemnification as he or she may have as a member of the Board, and with respect to administration of the Plan and the granting of Stock Rights under it, each member of the Board and of the Compensation Committee shall be entitled without further act on his part to indemnification from the Company for all expenses (including advances of litigation expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by him in connection with or arising out of any action, suit or proceeding, including any appeal thereof, with respect to the administration of the Plan or the granting of Stock Rights under it in which he may be involved by reason of his being or having been a member of the Board or the Compensation Committee, whether or not he continues to be such member of the Board or the Compensation Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall be subject to the limitations contained in any Indemnification Agreement between the Company and the Board member or Officer. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Compensation Committee and shall be in addition to all other rights to which such member of the Board or the Compensation Committee would be entitled to as a matter of law, contract or otherwise.

(e) The Board may delegate the powers to grant Stock Rights to Officers to the extent permitted by the laws of the Company’s state of incorporation.

3. Eligible Employees and Others.  ISOs may be granted to any employee of the Company or any Related Corporation. Those Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted to any director (whether or not an employee), Officers, employees or consultants of the Company or any Related Corporation. The Compensation Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, Restricted Stock, RSUs or a SAR. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in, any other grant of Stock Rights.

4. Common Stock. The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture or otherwise. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 500,000, less any Stock Rights previously granted or exercised subject to adjustment as provided in Section 14. Any such shares may be issued under ISOs, Non-Qualified Options, Restricted Stock, RSUs or SARs, so long as the number of shares so issued does not exceed the limitations in this Section. Subject to adjustment in accordance with Section 14, no more than 500,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of ISOs. If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants under the Plan. For the avoidance of doubt, in the event that (i) the payment of the exercise price of any Stock Right, or (ii) the satisfaction of any tax withholding obligations arising from any Stock Right is made by withholding of shares of Common Stock by the Company, the shares so withheld shall again become available for grants under the Plan.

5. Granting of Stock Rights.

(a) The date of grant of a Stock Right under the Plan will be the date specified by the Board or Compensation Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Board or Compensation Committee acts to approve the grant. The Board or Compensation Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 17.

(b) The Board or Compensation Committee shall grant Stock Rights to participants that it, in its sole discretion, selects. Stock Rights shall be granted on such terms as the Board or Compensation Committee shall determine except that ISOs shall be granted on terms that comply with the Code and regulations thereunder.

(c) A SAR entitles the holder to receive, as designated by the Board or Compensation Committee, cash or shares of Common Stock, value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (b) an exercise price established by the Board or Compensation Committee. The exercise price of each SAR granted under this Plan shall be established by the Compensation Committee or shall be determined by a method established by the Board or Compensation Committee at the time the SAR is granted, provided the exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of the grant of the SAR, or such higher price as is established by the Board or Compensation Committee. A SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Board or Compensation Committee. Shares of Common Stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Board or Compensation Committee may establish in the applicable SAR agreement or document, if any. The Board or Compensation Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of each SAR as the Board or Compensation Committee determines to be desirable. A SAR under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board or Compensation Committee shall, in its discretion, prescribe. The terms and conditions of any SAR to any grantee shall be reflected in such form of agreement as is determined by the Board or Compensation Committee. A copy of such document, if any, shall be provided to the grantee, and the Board or Compensation Committee may condition the granting of the SAR on the grantee executing such agreement.

(d) An RSU gives the grantee the right to receive a number of shares of the Company’s Common Stock on applicable vesting or other dates. Delivery of the RSUs may be deferred beyond vesting as determined by the Board or Compensation Committee. RSUs shall be evidenced by an RSU agreement in the form determined by the Board or Compensation Committee. With respect to an RSU, which becomes non-forfeitable due to the lapse of time, the Compensation Committee shall prescribe in the RSU agreement the vesting period. With respect to the granting of the RSU, which becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives imposed by the Board or Compensation Committee, the measurement date of whether such performance-based objectives have been satisfied shall be a date no earlier than the first anniversary of the date of the RSU. A recipient who is granted an RSU shall possess no incidents of ownership with respect to such underlying Common Stock, although the RSU agreement may provide for payments in lieu of dividends to such grantee.

(e) Notwithstanding any provision of this Plan, the Board or Compensation Committee may impose conditions and restrictions on any grant of Stock Rights including forfeiture of vested Options, cancellation of Common Stock acquired in connection with any Stock Right and forfeiture of profits.

(f) The Options and SARs shall not be exercisable for a period of more than 10 years from the date of grant.

6. Sale of Shares. The shares underlying Stock Rights granted to any Officer, director or a beneficial owner of 10% or more of the Company’s securities registered under Section 12 of the Exchange Act shall not be sold, assigned or transferred by the grantee until at least six months elapse from the date of the grant thereof.

7. ISO Minimum Option Price and Other Limitations.

(a) The exercise price per share relating to all Options granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the last trading day prior to the date of such grant. For purposes of determining the exercise price, the date of the grant shall be the later of (i) the date of approval by the Board or Compensation Committee or the Board, or (ii) for ISOs, the date the recipient becomes an employee of the Company. In the case of an ISO to be granted to an employee owning Common Stock which represents more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

(b) In no event shall the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

8. Duration of Stock Rights. Subject to earlier termination as provided in Sections 5, 9, 10 and 11, each Option and SAR shall expire on the date specified in the original instrument granting such Stock Right (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Section 17), provided, however, that such instrument must comply with Section 422 of the Code with regard to ISOs and Rule 16b-3 with regard to all Stock Rights granted pursuant to the Plan to Officers, directors and 10% shareholders of the Company.

9. Exercise of Options and SARs; Vesting of Stock Rights. Subject to the provisions of Sections 9 through 13, each Option and SAR granted under the Plan shall be exercisable as follows:

(a) The Options and SARs shall either be fully vested and exercisable from the date of grant or shall vest and become exercisable in such installments as the Board or Compensation Committee may specify.

(b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option and SAR, unless otherwise specified by the Board or Compensation Committee.

(c) Each Option and SAR or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

(d) The Board or Compensation Committee shall have the right to accelerate the vesting date of any installment of any Stock Right; provided that the Board or Compensation Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 17) if such acceleration would violate the annual exercisability limitation contained in Section 422(d) of the Code as described in Section 7(b).

10. Termination of Employment. Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee or by a written agreement, if an optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or Disability, no further installments of his Options shall vest or become exercisable, and his Options shall terminate as provided for in the grant or on the day 12  months after the day of the termination of his employment (except three months for ISOs), whichever is earlier, but in no event later than on their specified expiration dates. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee’s right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.

11. Death; Disability. Unless otherwise determined by the Board or Compensation Committee or by a written agreement:

(a) If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations by reason of his death, any Options or SARs held by the optionee may be exercised to the extent he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Options or SARs by will or by the laws of descent and distribution, at any time prior to the earlier of: (i) the Options’ or SARs’ specified expiration date or (ii) one year (except three months for an ISO) from the date of death.

(b) If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations, or a director or Director Advisor can no longer perform his duties, by reason of his Disability, any Options or SARs held by the optionee may be exercised to the extent he could have exercised it on the date of termination due to Disability until the earlier of (i) the Options’ or SARs’ specified expiration date or (ii) one year from the date of the termination.

12. Assignment, Transfer or Sale.

(a) No ISO granted under this Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each ISO shall be exercisable only by him, his guardian or legal representative.

(b) Except for ISOs, all Stock Rights are transferable subject to compliance with applicable securities laws and Section 6 of this Plan.

13. Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Board or Compensation Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 5 through 12 hereof and may contain such other provisions as the Board or Compensation Committee deems advisable which are not inconsistent with the Plan. In granting any Stock Rights, the Board or Compensation Committee may specify that Stock Rights shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Compensation Committee may determine. The Board or Compensation Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more Officers of the Company to execute and deliver such instruments. The proper Officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

14. Adjustments Upon Certain Events.

(a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Right, as well as the price per share of Common Stock (or cash, as applicable) covered by each such outstanding Option or SAR, shall be proportionately adjusted for any increases or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company or the voluntary cancellation whether by virtue of a cashless exercise of a derivative security of the Company or otherwise shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board or Compensation Committee, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Stock Right. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

(b) In the event of the proposed dissolution or liquidation of the Company, the Board or Compensation Committee shall notify each participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, a Stock Right will terminate immediately prior to the consummation of such proposed action.

(c) In the event of a merger of the Company with or into another corporation, or a Change of Control, each outstanding Stock Right shall be assumed (as defined below) or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the Stock Rights, the participants shall fully vest in and have the right to exercise their Stock Rights as to which it would not otherwise be vested or exercisable.  If a Stock Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or Compensation Committee shall notify the participant in writing or electronically that the Stock Right shall be fully vested and exercisable for a period of at least 15 days from the date of such notice, and any Options or SARs shall terminate one minute prior to the closing of the merger or sale of assets.

For the purposes of this Section 14(c), the Stock Right shall be considered “assumed” if, following the merger or Change of Control, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Stock Right immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its parent, the Board or Compensation Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Stock Right, for each share of Common Stock subject to the Stock Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

(d) Notwithstanding the foregoing, any adjustments made pursuant to Section 14(a), (b) or (c) with respect to ISOs shall be made only after the Board or Compensation Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs.  If the Board or Compensation Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs it may refrain from making such adjustments.

(e) No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

15. Means of Exercising Stock Rights.

(a) An Option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor (to the extent it is exercisable in cash) either (i) in United States dollars by check or wire transfer; or (ii) at the discretion of the Board or Compensation Committee, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Right; or (iii) at the discretion of the Board or Compensation Committee, by any combination of (i) and (ii)  above. If the Board or Compensation Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or  (iii)  of the preceding sentence, such discretion need not  be exercised in writing at the time of the grant of the Stock Right in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

(b) Each notice of exercise shall, unless the shares of Common Stock are covered by a then current registration statement under the Securities Act, contain the holder’s acknowledgment in form and substance satisfactory to the Company that (i) such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act), (ii) the holder has been advised and understands that (1) the shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the shares under the Securities Act or to take any action which would make available to the holder any exemption from such registration, and (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Stock Right granted hereunder until either such event has occurred.

16. Term, Termination and Amendment.

(a) This Plan was adopted by the Board. This Plan may be approved by the Company’s shareholders, which approval is required for ISOs.

(b) The Board may terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on September 6, 2028 or 10 years from the date the Board adopts the Plan.  No Stock Rights may be granted under the Plan once the Plan is terminated. Termination of the Plan shall not impair rights and obligations under any Stock Right granted while the Plan is in effect, except with the written consent of the grantee.

(c) The Board at any time, and from time to time, may amend the Plan. Provided, however, except as provided in Section 14 relating to adjustments in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent (i) shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or (ii) required by the rules of the principal national securities exchange or trading market upon which the Company’s Common Stock trades. Rights under any Stock Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the written consent of the grantee.

(d) The Board at any time, and from time to time, may amend the terms of any one or more Stock Rights; provided, however, that the rights under the Stock Right shall not be impaired by any such amendment, except with the written consent of the grantee.

17. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Board or Compensation Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion.  Provided, however, the Board or Compensation Committee shall not reprice the Options or extend the exercise period or reduce the exercise price of the appropriate installments of such Options without the approval of the Company’s shareholders. At the time of such conversion, the Board or Compensation Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or Compensation Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or Compensation Committee takes appropriate action. The Compensation Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

18. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options or SARS (if cash settled) granted under the Plan shall be used for general corporate purposes.

19. Governmental Regulations. The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

20. Withholding of Additional Income Taxes. In connection with the granting, exercise or vesting of a Stock Right or the making of a Disqualifying Disposition the Company, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income.

To the extent that the Company is required to withhold taxes for federal income tax purposes as provided above, if any optionee may elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock (including shares of Restricted Stock) previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by an Option exercise. The number of shares to be delivered to or withheld by the Company times the Fair Market Value of such shares shall equal the cash required to be withheld.

21. Notice to the Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. If the employee has died before such stock is sold, the holding periods requirements of the Disqualifying Disposition do not apply and no Disqualifying Disposition can occur thereafter.

22. Continued Employment. The grant of a Stock Right pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related Corporation to retain the grantee in the employ of the Company or a Related Corporation, as a member of the Company’s Board or in any other capacity, whichever the case may be.

23. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the Company’s state of incorporation. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

24. (a) Forfeiture of Stock Rights Granted to Employees or Consultants. Notwithstanding any other provision of this Plan, and unless otherwise provided for in a Stock Rights Agreement, all vested or unvested Stock Rights granted to employees or consultants shall be immediately forfeited at the discretion of the Board if any of the following events occur:

(1) Termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty and violation of Company policy;

(2) Purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(3) Breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(4) Competing with the Company;

(5) Being unavailable for consultation after leaving the Company’s employment if such availability is a condition of any agreement between the Company and the grantee;

(6) Recruitment of Company personnel after termination of employment, whether such termination is voluntary or for cause;

(7) Failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the grantee; or

(8) A finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

(b) Forfeiture of Stock Rights Granted to Directors.  Notwithstanding any other provision of this Plan, and unless otherwise provided for in a Stock Rights Agreement, all vested or unvested Stock Rights granted to directors shall be immediately forfeited at the discretion of the Board if any of the following events occur:

(1) Purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(2) Breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(3) Competing with the Company;

(4) Recruitment of Company personnel after ceasing to be a director;

or

(5) A finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

The Company may impose other forfeiture restrictions which are more or less restrictive and require a return of profits from the sale of Common Stock as part of said forfeiture provisions if such forfeiture provisions and/or return of provisions are contained in a Stock Rights Agreement.

(c) Profits on the Sale of Certain Shares; Redemption.  If any of the events specified in Section 24(a) or (b) of the Plan occur within one year from the date the grantee last performed services for the Company in the capacity for which the Stock Rights were granted (the  “Termination Date”) (or such longer period required by any written agreement), all profits earned from the sale of the Company’s securities, including the sale of shares of Common Stock underlying the Stock Rights, during the two-year period commencing one year prior to the Termination Date shall be forfeited and immediately paid by the grantee to the Company.  Further, in such event, the Company may at its option redeem shares of Common Stock acquired upon exercise of the Stock Right by payment of the exercise price to the grantee.  To the extent that another written agreement with the Company extends the events in Section 24(a) or (b) beyond one year following the Termination Date, the two-year period shall be extended by an equal number of days.  The Company’s rights under this Section 24(c) do not lapse one year form the Termination Date but are contract rights subject to any appropriate statutory limitation period.

ASPEN GROUP, INC. 276 FIFTH AVENUE, SUITE 306 NEW YORK, NY 10001-4509

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VOTE IN PERSON You may vote the shares in person by attending the Annual Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
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E52475-P14488	DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ASPEN GROUP, INC.			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR all listed nominees:						number(s) of the nominee(s) on the line below.
1.	Elect seven members of the Board of Directors for a one-year term expiring at the next annual meeting of shareholders.		☐	☐	☐

Nominees:

	01) Michael Mathews	05) Andrew Kaplan
	02) Frank Cotroneo	06) Malcolm F. MacLean
	03) Norman D. Dicks	07) Sanford Rich
04) C. James Jensen

The Board of Directors recommends you vote FOR proposals 2 and 3.							For	Against	Abstain

2.	Approve Aspen Group, Inc. 2018 Equity Incentive Plan.						☐	☐	☐

3.	Ratify the selection of Salberg & Company, P.A. as the Company's independent registered public accounting firm for fiscal year ending April 30, 2019.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (joint Owners)	Date

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E52476-P14488

ASPEN GROUP, INC.
Annual Meeting of Shareholders
December 13, 2018
This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) Michael Mathews and Joseph Sevely, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ASPEN GROUP, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 1:00 PM, EST on December 13, 2018, at Hotel Pennsylvania, 401 Seventh Avenue(at 33rd Street), New York, New York 10001, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side